================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - February 6, 2007


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-20388                  36-3795742
(State of other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM  2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  (The information under this item 2.02 is being furnished pursuant to Item 12 of Form 8-K)

ITEM  9.01        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  99.1     Press Release, dated February 6, 2007

                  On Tuesday, February 6, 2007, the Registrant issued a press release disclosing financial results for the quarter ended December 30, 2006. The press release is made part of this Form and is attached as
         Exhibit 99.1.

                  The press release, dated February 6, 2007, made a part of the Form include forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

                  These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LITTELFUSE, INC.



Date:  February 6, 2007                      By:  /s/ Philip G. Franklin
                                                  ------------------------
                                             Philip G. Franklin
                                             Vice President, Operations
                                             Support and Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press release, dated February 6, 2007